                                                                    EXHIBIT 99.4


                            NYTEST ENVIRONMENTAL INC.

                          REGISTRATION RIGHTS AGREEMENT


         AGREEMENT made this 28th day of December, 1995 by and between Nytest Environmental Inc. having an address at 60 Seaview Boulevard, Port Washington, New York 11050 (the "Company") and Groundwater Technology, Inc., having an address at 100 River Ridge Drive, Norwood, MA 02062 (the "Holder").

                              W I T N E S S E T H:

         WHEREAS, the Company has, in connection with the issuance of a Note by NEI/GTEL Environmental Laboratories, Inc., a wholly owned subsidiary of the Company provided the Holder with the right to acquire up to 1,500,000 shares of the Company's Common Stock, $.01 par value, subject to adjustment as provided herein (the "Rights"); pursuant to such note dated the date of this Agreement (the "Note").

         NOW THEREFORE, in consideration of the agreements set forth herein the parties agree as follows:

1.       CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Holder" shall include the initial Holder and any permitted transferee of the shares provided such transferee holds more than 50% of the shares or securities convertible into the shares.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Registration Expenses"  means the expenses described in paragraph 4.

         "Registrable Shares" means the Shares of Common Stock which maybe issued to Holder upon the exercise of the Rights, and, any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events) or upon exercise of such Rights; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Rule 144 under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may from time to time, be in effect.

2.       REGISTRATION.

         (a) At any time from the date of this Agreement until December 31, 1998, if the Company proposes to file a Registration Statement for a public offering for its own account or for the account of others, it will, promptly give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company, on only one occasion, shall cause all Registrable Shares which the Company has been requested by the Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of such Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this paragraph 2 without obligation to the Holder.

         (b) The Holder's rights under this paragraph shall be subject to the limitation that, in the event that the Company files a Registration Statement for an underwritten public offering intending to distribute its Shares in an underwritten offering, the inclusion of the Registrable Shares shall be upon the condition that: (i) if requested by the managing underwriter as a condition of the offering, they be sold through the underwriters on the same terms and conditions as are applicable to the Company or all other selling stockholders of the Company; or (ii) if such condition is imposed by the managing underwriter, and the Holder does not wish to sell the Registrable Shares upon such terms and conditions, the Holder will agree not to transfer or otherwise dispose of any Registrable Shares for a period of time from the effective date of the Registration Statement (not to exceed 120 days) specified by the managing underwriter, provided such shares have been registered.

         (c) All registration rights under this paragraph 2, shall terminate on December 31, 1998 provided, however, such registration rights shall not so terminate if prior to such date, the Company has provided notice to the Holder as provided in Paragraph (a) herein.

3.       REGISTRATION PROCEDURES.

         If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for the period of time contemplated therein;

         (b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than nine months from the effective date and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the Holders' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder and promptly notify the selling stockholder at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

         (d) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         (e) use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

         (f) cooperate with the selling holders of Registrable Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Registrable Shares;

         (g) comply with all applicable rules and regulations under the Securities Act and the Exchange Act;

         For the purposes of this Agreement, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby or nine months after the effective date thereof.

         If the Company has delivered preliminary or final prospectuses to the Holder and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Shares.

4.       ALLOCATION OF EXPENSES.

         The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Holder (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holder after the date on which such registration was requested) and if the Holder elects not to have such registration counted as the Company having fully discharged its obligations to Holder under paragraph 2, the Holder shall pay the portion of Registration Expenses in the proportion that the market value of their Registrable Shares included in such registration bear to all of securities included therein. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, the fees and expenses of Holder's own counsel and selling commissions

5.       INDEMNIFICATION.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, and its directors and officers, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, any offering circular or document related to such registration or any amendment or supplement to such Registration Statement, and any document incorporated therein by reference or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Shares under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) the omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or, any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Shares in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Registrable Shares) and will reimburse each such seller, and such officer, director and partner, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action promptly after being so incurred and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action promptly after being so incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriters or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold as contemplated herein. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this paragraph.

         Each party entitled to Indemnification under this paragraph 5 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; providing, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         The indemnities and obligations provided in this Section 8 shall survive the sale or transfer of any Registrable Shares by such Holder.

6.       INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING.

         In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to sub-paragraph 2(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

7.       RULE 144 REPORTING.

         With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, except as provided in paragraph (c) below, at all times the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Registrable Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities with out registration

8.       INFORMATION BY HOLDER.

         The Holder shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

9.       SELECTION OF UNDERWRITER.

         In the case of any registration effected pursuant to this Agreement, the Company shall have the right to designate the managing underwriter in any underwritten offering.

10.      SUCCESSORS AND ASSIGNS.

         The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto, provided that the rights of the Holder may only be assigned in whole to a party who purchases not less than 50% of the Shares or securities convertible into the Shares.

11.      FURTHER ASSURANCES.

         From and after the date hereof, all persons subject to or bound by this Agreement shall from time to time, at the request of any such other person and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may reasonably be requested or required more effectively to evidence and give effect to the provisions, intent and purposes of this Agreement (including, without limitation, certificates to the effect that this Agreement continues operative and as to any defaults hereunder or modifications hereof).

12.      NOTICE.

         All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand; (ii) four business days subsequent to mailing if mailed by express, certified or registered mail, with postage prepaid, in the continental United States; (iii) two business days subsequent to pick up by such courier if sent by a nationally or internationally recognized overnight courier service that regularly maintains records of items picked up and delivered; or (iv) when transmitted if sent by telecopier, provided that a written acknowledgment of receipt signed by or on behalf of the recipient of the telecopy is transmitted back to the sender by the recipient, as follows:

         If to Holder:              Groundwater Technology, Inc.
                                    100 River Ridge Drive
                                    Norwood, MA  02062
                                    Attention: Chief Financial Officer
                                    Telecopier No.:  (617) 769-7992

         with a copy to
           Holder's Parent:         Groundwater Technology, Inc.
                                    100 River Ridge Drive
                                    Norwood, MA  02062
                                    Attention: General Counsel
                                    Telecopier No.:  (617) 769-7992
         and to:                    Mintz, Levin, Cohn, Ferris, Glovsky & Popeo,
                                      P.C.
                                    One Financial Center
                                    Boston, MA  02111
                                    Attention: Richard Goldman, Esq.
                                    Telecopier No.:  (617) 542-2241

or to such other person or address as Holder shall furnish to Company in writing.

         If to the Company:         NEI/GTEL Environmental Laboratories, Inc.
                                    c/o Nytest Environmental Inc.
                                    60 Seaview Boulevard
                                    Port Washington, NY 11050
                                    Attention:   John Gaspari, President
                                    Telecopier No.:  (516) 625-1274

         with a copy to
            Company's Parent:       Nytest Environmental Inc.
                                    60 Seaview Boulevard
                                    Port Washington, NY  11050
                                    Attention:  Chief Financial Officer
                                    Telecopier No.:  (516) 625-1274

         and to:                    Herbert H. Sommer, Esq.
                                    600 Old Country Road, Suite 535
                                    Garden City, New York  11530
                                    Telecopier No.:  (516) 228-8211

         and to:                    Horowitz, Klosowski & Scope, P.C.
                                    595 Stewart Avenue, Suite 710
                                    Garden City, NY  11530
                                    Attention:  Eric M. Mencher, Esq.
                                    Telecopier No.:  (516) 222-2665

or to such other person or address as the Company shall furnish to Holder in writing.

13.      GOVERNING LAW; INTERPRETATION.

         (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed exclusively therein as to all matters, without reference to the conflicts of law provision thereof.

         (b) All pronouns and words shall be read in appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and singular shall include the plural and vice versa, as the circumstances may require.

14.      SUBMISSION TO JURISDICTION.

         Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the federal and state courts located in the State of New York.

15.      MISCELLANEOUS.

         (a) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holder. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         (b) This Agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (c) The Company recognizes that the rights of the Holder under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals to this instrument, as of the date first above written.

                                          NYTEST ENVIRONMENTAL INC.

                                          By:  /s/ John Gaspari
                                             ----------------------------------
                                                   John Gaspari, President

                                          HOLDER:

                                          GROUNDWATER TECHNOLOGY, INC.

                                          By:  /s/ Joel Adler
                                             ----------------------------------
                                          Print Name:   Joel Adler
                                                      -------------------------